UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2024

Booking Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue	Norwalk	Connecticut	06854
(Address of principal executive offices)			(zip code)

Registrant's telephone number, including area code: (203) 299-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered:
Common Stock par value $0.008 per share	BKNG	The NASDAQ Global Select Market
2.375% Senior Notes Due 2024	BKNG 24	The NASDAQ Stock Market LLC
0.100% Senior Notes Due 2025	BKNG 25	The NASDAQ Stock Market LLC
4.000% Senior Notes Due 2026	BKNG 26	The NASDAQ Stock Market LLC
1.800% Senior Notes Due 2027	BKNG 27	The NASDAQ Stock Market LLC
0.500% Senior Notes Due 2028	BKNG 28	The NASDAQ Stock Market LLC
3.625% Senior Notes Due 2028	BKNG 28A	The NASDAQ Stock Market LLC
4.250% Senior Notes Due 2029	BKNG 29	The NASDAQ Stock Market LLC
3.500% Senior Notes Due 2029	BKNG 29A	The NASDAQ Stock Market LLC
4.500% Senior Notes Due 2031	BKNG 31	The NASDAQ Stock Market LLC
3.625% Senior Notes Due 2032	BKNG 32	The NASDAQ Stock Market LLC
4.125% Senior Notes Due 2033	BKNG 33	The NASDAQ Stock Market LLC
4.750% Senior Notes Due 2034	BKNG 34	The NASDAQ Stock Market LLC
3.750% Senior Notes Due 2036	BKNG 36	The NASDAQ Stock Market LLC
4.000% Senior Notes Due 2044	BKNG 44	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.             Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Stockholders of the Company was held virtually on June 4, 2024 at www.virtualshareholdermeeting.com/BKNG2024. Stockholders voted on the proposals as described below:

1.The following individuals were elected to the Company’s Board of Directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified.

Nominee	Votes For	Votes Against	Broker Non-Votes
Glenn D. Fogel	28,882,721	114,179	1,447,023
Mirian Graddick-Weir	28,027,606	969,294	1,447,023
Kelly Grier	28,883,596	113,304	1,447,023
Wei Hopeman	28,761,365	235,535	1,447,023
Robert J. Mylod, Jr.	28,392,786	604,114	1,447,023
Charles H. Noski	26,621,051	2,375,849	1,447,023
Larry Quinlan	28,884,202	112,698	1,447,023
Nicholas J. Read	28,877,113	119,787	1,447,023
Thomas E. Rothman	28,356,997	639,903	1,447,023
Sumit Singh	28,628,226	368,674	1,447,023
Lynn Vojvodich Radakovich	28,512,571	484,329	1,447,023
Vanessa A. Wittman	28,377,206	619,694	1,447,023

2.     An advisory vote to approve 2023 executive compensation was approved.

Votes For:        26,197,520
Votes Against:        2,760,088
Abstentions:        39,292
Broker Non-Votes:    1,447,023

3.     A proposal to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2024 was approved.

Votes For:        27,658,740
Votes Against:        2,756,320
Abstentions:        28,863

4.     A non-binding stockholder proposal requesting an amendment to the Company’s clawback policy was not approved.

Votes For:        8,888,954
Votes Against:        19,947,777
Abstentions:        160,169
Broker Non-Votes:    1,447,023

5.     A non-binding stockholder proposal requesting a report regarding reproductive rights and data privacy was not approved.

Votes For:        4,278,441
Votes Against:        24,217,944
Abstentions:        500,515
Broker Non-Votes:    1,447,023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKING HOLDINGS INC.

By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President and General Counsel

Date:  June 5, 2024